EXHIBIT 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made as of this 30th day of June, 2022, by and between DriveItAway, Inc., a Delaware company having its principal office at 14 Kings Highway, Haddonfield, New Jersey 08033 (the “Debtor”), and XXXXXXXXX (the “Secured Party”).

WITNESSETH:

WHEREAS, the Debtor and the Secured Party have on the date hereof entered into that certain Subscription Agreement (the “Purchase Agreement”) in order for Secured Party to purchase a secured convertible note (the “Note”);

WHEREAS, the Parties desire to enter into this Security Agreement (“Security Agreement”) to secure the Note (as defined in the Purchase Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINED TERMS

1.1       Collateral. As used herein, the term “Collateral” collectively means any and all items set forth on Exhibit A attached hereto.

1.2       Event of Default. As used herein, the term “Event of Default” shall have the meaning given such term in the Note.

1.3       Obligations. As used herein, the term “Obligations” shall mean any and all of Debtor’s liabilities, obligations and indebtedness to the Secured Party or any Guarantor Party (as defined in the Purchase Agreement), however evidenced, regardless of kind, class or form, whether for the payment of any fee, interest, charge, cost or expense or otherwise, incurred for any purpose, now existing or hereafter arising or accruing, created directly or by any assignment or other transfer, direct or indirect, or absolute or contingent (whether pursuant to any guaranty, endorsement or other assurance of payment or otherwise), including, without limitation, Debtor’s obligations under the Note (as set forth in the Note and the Purchase Agreement) on a pro rata basis to each Secured Party.

1.4       Terms Defined in Uniform Commercial Code. All other capitalized terms used in this Agreement which are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meanings assigned to such terms in the Uniform Commercial Code in effect in the State of New Jersey as of the date hereof (the “UCC”).

1.5       Singular/Plural. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, references to the singular include the plural and “or” has the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereunder” and other similar terms contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Any and all references to sections, subsections and exhibits relate to this Agreement unless otherwise provided.

ARTICLE II
COLLATERAL

2.1       Collateral. As security for the payment and performance of all of the Obligations, the Debtor hereby mortgages, pledges and assigns to the Secured Party, and hereby creates in and grants to the Secured Party, a continuing security interest in and to all of the Debtor’s right, title and interest in and to all of the Collateral.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Debtor hereby represents, warrants and agrees as follows:

3.1       Enforceability. This Agreement constitutes the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms.

3.2       Principal Place of Business. The Debtor’s principal place of business is located at the address set forth in the first page of this Agreement.

3.3       Ownership of Collateral. The Debtor lawfully owns the Collateral free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments whatsoever, and the Debtor shall defend the title to the Collateral against any and all third parties and against all claims and demands whatsoever.

ARTICLE IV
COVENANTS AND AGREEMENTS

The Debtor covenants and agrees that so long as this Agreement remains in effect:

4.1       Possession. The Debtor shall not sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of the Collateral, except in the ordinary course of business, without the prior written consent of the Secured Party and all risk of loss shall remain with the Debtor.

4.2       Liens. The Debtor shall keep the Collateral free and clear of any and all security interests, claims, liens, charges, encumbrances, and rights of third parties other than those liens of Secured Party.

4.3       Costs. The Debtor hereby agrees to pay to the Secured Party on demand any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred by the Secured Party in enforcing this Agreement, in realizing upon or protecting the Collateral.

4.4       Maintenance of Security Interests. The Debtor shall do any and all acts and things, and will execute and deliver, all instruments (including without limitation, any mortgages, pledges, assignments, security agreements, financing statements, continuation statements and other similar items) reasonably requested by the Secured Party to establish, perfect, maintain and continue the perfection and priority of the security interest of the Secured Party in the Collateral. The Debtor hereby authorizes the Secured Party to file any and all UCC-1 financing statements and all other documents necessary to perfect its security interest in the Collateral.

4.5       Insurance. The Debtor shall keep the Collateral duly insured against loss by fire, theft and other casualties in amounts reasonably acceptable to the Secured Party.

4.6       Change of Name or Location of Business. The Debtor will notify the Secured Party of any change in the Debtor’s name or principal place of business within five (5) days after the occurrence of any such change.

ARTICLE V
REMEDIES

5.1       Rights and Remedies Generally. Upon the occurrence of an Event of Default, the Secured Party shall be entitled to exercise, in addition to any and all rights and remedies contained in this Agreement and any and all other agreements with the Debtor, any and all of the rights and remedies available to a secured party under the UCC or other applicable law, and may: sell, lease, transfer, endorse, assign or deliver the whole or any part of the Collateral at any public or private sale. Upon consummation of any such sale, the Secured Party shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral or any portion thereof so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Debtor.

The Secured Party shall give the Debtor at least ten (10) days’ written notice (which the Debtor agrees is reasonable notification within meaning of the applicable sections of the UCC) of the Secured Party’s intention to attempt to make any such public or private sale of its Collateral. Such notice, in the case of public sale, shall state the time and place for such sale (which may be on the premises of such Debtor). Any public sale of any of the Collateral shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and so state in the notice of such sale. At any such sale, the Collateral or any portion thereof may be sold in its entirety or in separate parcels, as determined by the Secured Party (in its sole discretion). The Secured Party may, without any notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by action at law or in equity to foreclose the security interest created under this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

5.2       Disposition of Collateral. The net proceeds realized by the Secured Party upon any sale or other disposition, after deduction for any and all actual and reasonable expenses incurred in connection with the retaking, holding, preparing for sale or selling of the Collateral (including, without limitation, reasonable attorneys’ fees) shall be applied toward satisfaction of the Obligations. The Secured Party shall pay to the Debtor any surplus realized upon such sale or other disposition. The Debtor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Secured Party’s security interest in the Collateral. The Debtor agrees that the Secured Party shall have the right to take any steps by judicial process or otherwise to enforce the Collateral or any security therefor.

5.3       Waiver of Notice. The Debtor waives any and all rights to notice of any kind prior to the exercise by the Secured Party of its right to take possession of the Collateral without judicial

5.4       Pro Rata Distribution. Each Secured Party shall be entitled to its pro rata distribution based on the amount of its Note. Frederick C. Biehl is appointed as agent for the Secured Party.

ARTICLE VI
MISCELLANEOUS

6.1       Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to such State’s principles of conflicts of laws.

6.2       Assignment. No party shall have the right to assign its rights and obligations hereunder without the prior written consent of the other party.

6.3       Amendment. This Agreement shall not be amended except by a writing executed by all of the parties.

6.4       Persons Bound. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

6.5       Waiver. The waiver by a party of a breach of any provision of this Agreement shall not operate as nor be construed as a waiver of any subsequent breach thereof.

6.6       Notices. All notices required under this Agreement shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number, if sent by facsimile, or electronic mail, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices shall be sent to the parties at the addresses set forth in the introduction to this Agreement or at such other place as a party shall notify the other party in writing.

6.7       Entire Agreement. This Agreement constitutes the entire agreement between the parties regarding the subject matter contained herein and supersedes all prior and contemporaneous undertakings and agreements of the parties, whether written or oral, with respect to the subject matter herein.

6.8       Consents and Waivers Relating to Legal Proceedings.

(a)       Jurisdictional Consents and Waivers. EACH PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (I) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED IN CONNECTION WITH THIS AGREEMENT TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW JERSEY (THE “EXCLUSIVE VENUES”); (II) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING; PROVIDED, HOWEVER, THE VENUE OF ANY ACTION OR PROCEEDING COMMENCED BY THE SECURED PARTY FOLLOWING AN EVENT OF DEFAULT SHALL BE THE EXCLUSIVE VENUES; (III) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING; (IV) CONSENTS TO THE MAKING OF SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING BY REGISTERED MAIL DIRECTED TO SAID PARTY AT THE LAST ADDRESS OF SUCH PARTY SHOWN IN THE RECORDS RELATING TO THIS AGREEMENT MAINTAINED BY THE SERVING PARTY, WITH SUCH SERVICE OF PROCESS TO BE DEEMED COMPLETED FIVE DAYS AFTER THE MAILING THEREOF; AND (V) CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

(b)       Waiver of Trial by Jury and Claims to Certain Damages. EACH PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT OR INTENTIONAL TORT OR OTHERWISE, IN CONNECTION WITH THIS AGREEMENT, AND ANY AMOUNT OWING BY A PARTY TO THE OTHER PARTY PURSUANT THERETO.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date and year first above written.

DEBTOR:	DriveItAway , Inc.

By:
Name:
Title:

AGENT:
Frederick C. Biehl

[Signature Page to Security Agreement]

EXHIBIT A
COLLATERAL

(a)       All vehicles owned by Debtor as evidenced by the attached vehicle information.

(b)       all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.